Exhibit 10.3

EXECUTION VERSION

JOINT AMENDMENT NO. 1  TO THE MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 2  TO THE PRICING SIDE LETTER

This Joint Amendment No. 1  to the MSR PC Repo Agreement (as defined below) and Amendment No. 2 to the Pricing Side Letter (as defined below),  is entered into as of April 24, 2020 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB” or the “Buyer”),  PENNYMAC LOAN SERVICES, LLC (“PLS” or the “Seller”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the MSR PC Repo Agreement.

W I T N E S S E T H:

WHEREAS, the Administrative Agent,  the Buyer,  the Guarantor and the Seller are parties to that certain Master Repurchase Agreement, dated as of September 11, 2019 (as amended by this Amendment and as may be further restated, supplemented or otherwise modified from time to time, the “MSR PC Repo Agreement”)  and the related Pricing Side Letter, dated as of September 11, 2019 (as amended by this Amendment and as may be further restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”);

WHEREAS, the Administrative Agent, the Buyer,  the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the MSR PC Repo Agreement and the Pricing Side Letter be amended to reflect the certain agreed upon revisions to the terms of the MSR PC Repo Agreement and the Pricing Side Letter; and

WHEREAS, as a condition precedent to amending the MSR PC Repo Agreement and the Pricing Side Letter, the Buyer has required the Guarantor to ratify and affirm the guaranty under Section 11.13 of the MSR PC Repo Agreement on the date hereof.

NOW THEREFORE,  the Administrative Agent, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the MSR PC Repo Agreement and the Pricing Side Letter are hereby amended as follows:

SECTION 1.   Amendments to the MSR PC Repo Agreement.

(a)        Section 1.1 of Schedule I the MSR PC Repo Agreement is hereby amended by deleting the definition of “Default Rate” in its entirety and replacing it with the following:

“Default Rate” means, with respect to any Price Differential for any Price Differential Period, and any late payment of fees or other amounts due hereunder, the Base Rate for the related Price Differential Period (or for all successive Price Differential Periods during which such fees or other amounts were delinquent), plus 8.0% per annum.

(b)        Section 1.1 of Schedule I the MSR PC Repo Agreement is hereby amended by adding the definitions of “Base Rate,” “Financing Documents” and “Other Financing Agreements” in proper alphabetical order:

“Base Rate” has the meaning assigned to the term in the Pricing Side Letter.

“Financing Documents” means any or all of the “Program Agreements,” “Facility Documents” or any similar term as defined in each Other Financing Agreement.

“Other Financing Agreements” means each of the agreements listed on Schedule III hereto, which may be updated from time to time in a written confirmation signed by the parties to this Agreement.

(c)        Section 2.04 of the Loan Agreement is hereby amended by replacing only the first occurrence of the word “LIBOR Rate” therein with “Base Rate.”

(d)        Section 4.01 of the MSR PC Repo Agreement is hereby amended adding the following new clauses (e) and (f) and changing the existing clause (e) to clause (g):

(e)        Seller hereby delivers an irrevocable instruction to the buyer or lender under any Financing Document that upon receipt of notice of an Event of Default under this Agreement, the buyer or lender thereunder is authorized and instructed to (i) remit to Buyer hereunder directly any amounts otherwise payable to Seller and (ii) deliver to Buyer all collateral otherwise deliverable to Seller, to the extent all obligations then due and owing under such Other Financing Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding repurchase price or loan amount under any Other Financing Agreement and termination of all obligations of the Seller thereunder or other termination of the related Financing Documents following repayment of all obligations thereunder, the related buyer or lender under any Financing Document is hereby instructed to deliver to Buyer hereunder any collateral (as such term may be defined under the related Financing Documents) then in its possession or control.

(f)        Seller makes a subordinate pledge to the buyers or lenders under the Other Financing Agreements as security for the performance by Seller of its obligations thereunder and hereby grants, assigns and pledges to the buyers or lenders thereunder a subordinate security interest in all of Seller’s right, title and interest in, to and under the Primary Repurchase Assets (collectively, the “Subordinated Pledge Assets”). Seller hereby delivers an irrevocable instruction to Buyer that upon its receipt of notice of an “Event of Default” from the buyer or lender under any Other Financing Agreement, Buyer is authorized and instructed to (i) remit to such buyer or lender directly any amounts otherwise payable to Seller under this Agreement and (ii) deliver to such buyer or lender all Subordinated Pledge Assets otherwise deliverable to Seller, to the extent all obligations then due and owing under this Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding Repurchase Price and termination of all Obligations or other termination of the Facility Documents following repayment of all obligations hereunder, Buyer shall deliver to the buyer or lender under any Other Financing Agreement with respect to which the related repurchase price or loan amount remains outstanding any Subordinated Pledge Assets then in Buyer’s possession or under its control. The subordinate pledge set forth in this clause (f) shall automatically terminate with respect to an Other Financing Agreement if the Buyer or the other buyer or lender thereunder is no longer CSFB, CSCIB, or any Affiliates thereof.

(e)        The MSR PC Repo Agreement is hereby amended by adding Schedule III attached hereto as Exhibit A in proper numerical order.

SECTION 2.   Amendments to the Pricing Side Letter.

(a)        Section 1  of the Pricing Side Letter is hereby amended by deleting the definitions of “Applicable Margin,”  “Maturity Date” and “Maximum Purchase Price”  in their entirety and replacing them with the following:

“Applicable Margin” means 6.00%.

“Maturity Date” means October 21, 2020.

“Maximum Purchase Price”  means the lesser of (i) an amount agreed to by the Buyer that, when added to (w) the aggregate outstanding purchase price under the Repo Agreement, (x) the MSR VFN Utilized Purchase Price  (y) the SPIA VFN Utilized Purchase Price and (z) the Outstanding Aggregate Loan Amount under the Conventional MSR Loan Agreement, would not exceed the Maximum Combined Purchase Price; and (ii) the lesser of: (A) the Asset Base; or (B) the amount that, when added to (w) the aggregate outstanding purchase price under the Repo Agreement, (x) the MSR VFN Utilized Purchase Price,  (y) the SPIA VFN Utilized Purchase Price and (z) the Outstanding Aggregate Loan Amount under the Conventional MSR Loan Agreement, would not exceed the Maximum Combined Committed Purchase Price; provided, however, that the Maximum Purchase Price shall not exceed the positive difference between $400,000,000 and the sum of (A) the MSR VFN Utilized Purchase Price and (B) the Outstanding Aggregate Loan Amount under the Conventional MSR Loan Agreement; in each case, as may be modified from time to time in a written confirmation signed by the parties hereto.

For purposes of this definition, the terms “Maximum Combined Purchase Price,” “Maximum Combined Committed Purchase Price,” “SPIA VFN Utilized Purchase Price” and “MSR VFN Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

(b)         Section 1 of the Pricing Side Letter is hereby amended by adding the following definition of “Base Rate”  in proper alphabetical order:

“Base Rate” means the greater of (a) the LIBOR Rate or (b) 0.50%.

SECTION 3.   Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyer, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyer, the Seller and the Guarantor.

SECTION 4.   Representations and Warranties.  Each Seller and Guarantor hereby represents and warrants to the Administrative Agent and the Buyer that it is in compliance with all the terms and provisions set forth in the MSR PC Repo Agreement and the Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article VI of the MSR PC Repo Agreement.

SECTION 5.   Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations contained in Section 11.13 of the MSR PC Repo Agreement.

SECTION 6.   Limited Effect.  Except as expressly amended and modified by this Amendment, each of the MSR PC Repo Agreement and the Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its respective terms.

SECTION 7.   Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.   Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Joint Amendment No. 1 to FNMA PC Repurchase Agreement and Amendment No. 2 to Pricing Side Letter]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh using an electronic signature
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Joint Amendment No. 1 to FNMA PC Repurchase Agreement and Amendment No. 2 to Pricing Side Letter]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh using an electronic signature
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Joint Amendment No. 1 to FNMA PC Repurchase Agreement and Amendment No. 2 to Pricing Side Letter]

EXHIBIT A

SCHEDULE III

OTHER FINANCING AGREEMENTS

Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017 (as may be amended, restated supplemented or otherwise modified from time to time, the “Mortgage Loan Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as a committed buyer, Alpine Securitization LTD, as a buyer, PennyMac Loan Services, LLC, as seller, and Private National Mortgage Acceptance Company, LLC, as guarantor.

Master Repurchase Agreement, dated as of December 16, 2016 (as amended by Amendment No. 1, dated as of February 28, 2018, and Amendment No. 2, dated as of April 1, 2020, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as buyer.

Master Repurchase Agreement, dated as of April 1, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as buyer.

Loan and Security Agreement, dated as of February 1, 2018 (as amended by Amendment No. 1, dated as of January 29, 2020, Amendment No. 2, dated as of April 1, 2020 and Amendment No. 3, dated as of April 24, 2020, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as lender, Private National Mortgage Acceptance Company, LLC, as guarantor, and PennyMac Loan Services, LLC, as borrower.

EXHIBIT A